Putnam Growth Opportunities Fund
The fund's portfolio
4/30/20 (Unaudited)

COMMON STOCKS (97.9%)(a)
	Shares	Value
Aerospace and defense (1.7%)
Northrop Grumman Corp.	242,800	$80,286,676
TransDigm Group, Inc.	79,400	28,828,552

		109,115,228
Automobiles (0.7%)
Tesla Motors, Inc.(NON)	53,700	41,986,956

		41,986,956
Biotechnology (3.3%)
Regeneron Pharmaceuticals, Inc.(NON)	61,100	32,131,268
Seattle Genetics, Inc.(NON)	452,700	62,124,021
Vertex Pharmaceuticals, Inc.(NON)	452,000	113,542,400

		207,797,689
Capital markets (2.3%)
London Stock Exchange Group PLC (United Kingdom)	479,828	45,059,832
S&P Global, Inc.	331,700	97,148,296

		142,208,128
Chemicals (1.9%)
Linde PLC	284,500	52,345,155
Sherwin-Williams Co. (The)	125,135	67,118,660

		119,463,815
Commercial services and supplies (1.2%)
Waste Connections, Inc.	876,802	75,326,060

		75,326,060
Entertainment (1.5%)
Live Nation Entertainment, Inc.(NON)(S)	1,094,059	49,090,427
Netflix, Inc.(NON)	110,400	46,351,440

		95,441,867
Equity real estate investment trusts (REITs) (2.9%)
American Tower Corp.	513,900	122,308,200
SBA Communications Corp.	202,900	58,824,768

		181,132,968
Food and staples retail (0.8%)
Walmart, Inc.	409,327	49,753,697

		49,753,697
Health-care equipment and supplies (6.2%)
Cooper Cos., Inc. (The)	145,400	41,686,180
Danaher Corp.	833,344	136,218,410
DexCom, Inc.(NON)	222,900	74,716,080
Edwards Lifesciences Corp.(NON)	148,600	32,320,500
IDEXX Laboratories, Inc.(NON)	376,078	104,399,253

		389,340,423
Health-care providers and services (2.7%)
UnitedHealth Group, Inc.	581,300	170,012,811

		170,012,811
Hotels, restaurants, and leisure (1.0%)
Chipotle Mexican Grill, Inc.(NON)	73,600	64,661,280

		64,661,280
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13, cost $194) (Private) (Germany)(NON)(F)(RES)	292	240

		240
Household products (0.7%)
Procter & Gamble Co. (The)	384,200	45,285,654

		45,285,654
Industrial conglomerates (0.9%)
Roper Technologies, Inc.	158,098	53,916,161

		53,916,161
Insurance (0.6%)
AIA Group, Ltd. (Hong Kong)	4,026,250	36,648,748

		36,648,748
Interactive media and services (6.2%)
Alphabet, Inc. Class C(NON)	209,100	282,004,806
Facebook, Inc. Class A(NON)	507,803	103,952,352

		385,957,158
Internet and direct marketing retail (9.2%)
Alibaba Group Holding, Ltd. ADR (China)(NON)	308,900	62,604,763
Amazon.com, Inc.(NON)	208,077	514,782,498

		577,387,261
IT Services (11.7%)
Edenred (France)	834,690	33,633,324
Fidelity National Information Services, Inc.	952,003	125,559,676
Mastercard, Inc. Class A	572,800	157,502,816
PayPal Holdings, Inc.(NON)	1,645,100	202,347,300
Visa, Inc. Class A(S)	1,216,600	217,430,752

		736,473,868
Life sciences tools and services (1.4%)
Lonza Group AG (Switzerland)(NON)	198,034	86,455,869

		86,455,869
Media (1.8%)
Charter Communications, Inc. Class A(NON)(S)	233,716	115,743,175

		115,743,175
Multiline retail (0.8%)
Target Corp.	447,700	49,130,598

		49,130,598
Personal products (0.6%)
Estee Lauder Cos., Inc. (The) Class A	226,600	39,972,240

		39,972,240
Pharmaceuticals (0.9%)
Merck & Co., Inc.	711,100	56,418,674

		56,418,674
Professional services (1.9%)
CoStar Group, Inc.(NON)	180,414	116,955,180

		116,955,180
Road and rail (1.1%)
Union Pacific Corp.	444,325	70,998,692

		70,998,692
Semiconductors and semiconductor equipment (3.5%)
NVIDIA Corp.	490,700	143,421,796
Texas Instruments, Inc.	665,400	77,232,978

		220,654,774
Software (18.2%)
Adobe, Inc.(NON)	434,336	153,598,583
Dassault Systemes SA (France)	254,086	37,185,667
DocuSign, Inc.(NON)	561,071	58,772,187
Everbridge, Inc.(NON)	292,600	32,589,788
Microsoft Corp.	3,683,300	660,084,193
RingCentral, Inc. Class A(NON)	253,704	57,978,975
Salesforce.com, Inc.(NON)	869,029	140,739,247

		1,140,948,640
Specialty retail (1.7%)
Home Depot, Inc. (The)	484,911	106,597,985

		106,597,985
Technology hardware, storage, and peripherals (7.8%)
Apple, Inc.	1,666,401	489,588,614

		489,588,614
Textiles, apparel, and luxury goods (2.7%)
lululemon athletica, Inc. (Canada)(NON)	259,300	57,948,364
NIKE, Inc. Class B	1,291,728	112,612,847

		170,561,211

Total common stocks (cost $3,724,340,990)		$6,145,935,664

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
Neuralstem, Inc. Ser. K, (acquired 1/3/14 and 4/20/17, cost $—)(RES)	1/9/22	$42.00	6,349	$—

Total warrants (cost $—)				$—

SHORT-TERM INVESTMENTS (4.6%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.40%(AFF)	Shares	154,648,710	$154,648,710
Putnam Short Term Investment Fund 0.64%(AFF)	Shares	132,663,080	132,663,080
U.S. Treasury Bills 1.569%, 5/21/20		$1,099,000	1,098,948

Total short-term investments (cost $288,409,855)			$288,410,738
TOTAL INVESTMENTS

Total investments (cost $4,012,750,845)			$6,434,346,402

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2019 through April 30, 2020 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $6,276,916,190.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $240, or less than 0.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 7/31/19	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 4/30/20
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$29,571,165	$731,174,783	$606,097,238	$523,969	$154,648,710
	Putnam Short Term Investment Fund**	83,190,622	757,676,595	708,204,137	1,031,224	132,663,080

	Total Short-term investments	$112,761,787	$1,488,851,378	$1,314,301,375	$1,555,193	$287,311,790
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $154,648,710, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $149,876,498.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$597,142,200	$—	$—
Consumer discretionary	1,010,325,291	—	240
Consumer staples	135,011,591	—	—
Financials	142,208,128	36,648,748	—
Health care	910,025,466	—	—
Industrials	426,311,321	—	—
Information technology	2,587,665,896	—	—
Materials	119,463,815	—	—
Real estate	181,132,968	—	—

Total common stocks	6,109,286,676	36,648,748	240
Warrants	—	—	—
Short-term investments	132,663,080	155,747,658	—

Totals by level	$6,241,949,756	$192,396,406	$240
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Warrants (number of warrants)	6,349

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com